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[GRAPHIC OMITTED]

1 BARON ASSET
  FUND HIGHLIGHTS

PERFORMANCE  ..........................................1

INVESTMENT THEMES  ....................................2

NEWS BRIEFS  ..........................................3

PORTFOLIO HOLDINGS.....................................4

OTHER BARON FUNDS
DEVELOPMENTS...........................................5

  BARON GROWTH
2 & INCOME FUND
  HIGHLIGHTS

PERFORMANCE  ..........................................7

REAL ESTATE INVESTMENT
TRUSTS.................................................8

OTHER DEVELOPMENTS.....................................9


767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON
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                                                              QUARTERLY REPORT
                                                                JUNE 30, 1997

                                                THIS QUARTERLY REPORT CONTAINS
                                                     INFORMATION FOR TWO FUNDS

BARON ASSET FUND

BARON GROWTH & INCOME FUND

Dear Baron Asset &
Fund Shareholder:
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PERFORMANCE

Baron Asset Fund was founded June 12, 1987, a little more than ten years ago. Since that date the Fund's performance has been satisfactory. Baron Asset Fund's long term performance, more than five fold appreciation since its inception, has met our stated objective of doubling our shareholders' money every three to five years. That we have achieved this goal can be seen easily from the long-term performance chart at the bottom of this page. Table III, "Historical Information" on page 14 also shows these results.

Baron Asset Fund's share price appreciation reflects the revenue and income growth of the businesses in which the Fund has been a long term investor, e.g., Charles Schwab, Robert Half, Mirage Resorts, DeVry and Manor Care. These "core" business investments have increased in value so far several fold since our initial share purchases five to ten years ago.

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The performance of these stocks is in accord with our belief that, although in the short term stock prices may fluctuate greatly, over the long term, stock prices closely mirror the value and growth of underlying businesses.

We remain committed to our investment objectives and performance goals. We will continue to make new investments in fast growing, well managed, small and mid-sized businesses that, in our opinion, offer our shareholders, over the long term, the potential to double the value of their investment in Baron Asset Fund every three to five years. Of course, there can be no assurance that the businesses in which we have long held significant investments, our "core" portfolio holdings, will continue to grow rapidly. There is no guarantee that our newer "farm team" investments, which include businesses like Choice Hotels, Vail Resorts, CCA Prison REIT, Heftel Broadcasting, Sylvan Learning, Dollar Tree and Stein Mart, will develop into "core" investment holdings. As a result, there can be no guarantee that our Fund's past performance will be duplicated.

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BAF:
                              BAF             S&P 500          Russell 2000
                              ---             -------          ------------
1 Year                       14.0%             34.7%               16.3%

Cumulative                    443%              288%                189%
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  B A R O N    A S S E T    F U N D
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The businesses in which Baron Asset Fund has invested are continuing to grow both steadily and strongly. In most cases, the businesses in which we are partial owners are at least 20% larger at present than they were twelve months ago. Despite this, the performance of Baron Asset Fund for the sixteen months ended April 1997 did not consistently reflect the growth of the businesses in which we are shareholders. The performance of Baron Asset Fund has been more consistent and has improved significantly since spring.

Table I.
                Four months          Four months
              ended April 1997     ended August 1997
              ------------------   ------------------
   BAF               (2.8%)             24.4%
   S&P500             8.8%              12.9%
   R2000             (5.4%)             23.5%
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Small cap stocks begin to outperform large cap stocks.

Large cap stocks outperformed small cap stocks from early 1994 until very recently. In August the Bank Credit Analyst attributed this to disparate profitability growth of small and large businesses. The Bank Credit Analyst found that profit margins of the largest publicly owned businesses ranked by market cap more than doubled from 7% in 1993 to 15% in the first quarter of 1997. Larger businesses have recently benefitted from improved worker productivity due to both very significant technology investments and corporate restructurings, e.g., layoffs and downsizing. These restructurings and massive technology investments have occurred within the framework of an improving economy. Smaller businesses, which according to the Census Bureau generated virtually all net new jobs in our economy in recent years, saw their profit margins expand only about 30%. Smaller companies were able to keep up with larger companies' profits gains, since sales growth of smaller companies was significantly faster than that of larger companies.

Investors, led by index funds, during the past three years, have accorded increased p/e multiples to the currently high profit margined earnings of larger businesses. Unlike smaller companies, many of these businesses have relied upon international sales for a significant portion of their growth. Weak foreign economies, currency turmoil in Asia and the very strong dollar argue against further near term significant sales and earning gains for many larger, internationally focused businesses. Small cap stocks, with favorable domestic sales and profits outlooks and favorable valuations compared to larger businesses, since spring have outperformed larger companies' stocks.

Although Baron Asset Fund has the vast majority of its capital invested in small and mid sized businesses, our Fund's share price performance has nevertheless modestly exceeded that of the large cap S&P 500 index from the beginning of 1994 through the present. This is despite the fact that the small cap Russell 2000 index lagged the S & P 500 significantly during that period. Baron Asset Fund is well positioned if small cap stocks continue to outperform.

Table II. Relative performance of small caps improves.

                                        S&P 500      R2000
                                        ---------   -------
    Forty months through April 1997      +80.2%     +28.7%
    Four months through August 1997      +12.9%     +23.5%

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Baron Asset Fund's long term performance ranks highly.

In June, Baron Asset Fund was one of only three small cap funds to receive Morningstar's coveted top five star rating. Baron Asset Fund was then ranked by Morningstar number one of the 69 small cap funds at ten years old. Baron Asset Fund is currently the top performing mutual fund on Charles Schwab's Select List based upon our Fund's ten-year performance. The Fund is ranked the number one small company fund by Fortune magazine based on our performance, net of fees, over the five years ended June. Fortune includes in its comparison only those funds that had the same portfolio manager for the entire five years. Baron Asset Fund is accorded an A+ rating by Investors Business Daily for its performance over the past three years.

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INVESTMENT THEMES

We learned about investment themes from George Soros.

For nearly seven years during the 1980s I managed money for the now well known, but then not so famous, investor George Soros. George is one of the most brilliant men I have ever known, but was only average as a stockpicker of individual companies. His success as an investor in stocks, I am convinced, came not from his analysis of individual businesses, but rather from his ability to decide whether a macro theme supporting an investment was long lived and offered significant opportunity. From George I learned about investment themes.

Baron Funds focuses its investments in well managed, fast growing, very profitable businesses that we believe will benefit from "mega-trends." Mega-trends are long lasting economic trends resulting from societal, demographic or political changes. Mega-trends create extended period demand for products and services and offer businesses opportunities over the long term to produce products and provide services profitably. Baron Funds' "investment themes" focus upon job creating industries that are beneficiaries of mega-trends. We label these job-creating industries "sunrise" industries, industries such as healthcare, education, communications, media and entertainment, government privatizations, financial services and outsourcing. Sunrise industries are those in which your children will be employed, not those in which your parents and grandparents worked.

                                       2
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  B A R O N    A S S E T    F U N D
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Query: "But, why do you think it's important to invest in "sunrise," job creating businesses?"

We want to invest in job-creating industries for two principal reasons: it's good business, and we find it more interesting and more satisfying. We believe it's more enjoyable for employees to work in an environment where existing workers are receiving raises and new employees are being hired, not fired. These are the businesses likely to attract the best, most ambitious, motivated, savvy, intelligent, entrepreneurial employees, creating, in the process, what Max Messmer, Robert Half's chairman, labels a positive "spiral effect." Great employees likely will attract other great employees, helping a business grow stronger and stronger. Since we believe investing in people is integral to investment success, these are the businesses we're looking for and in which we want to invest.

Our "mega-trends" and resultant investment themes keep us focused on the long term.

Most investors focus on their favorite analysts' next quarter's sales and earnings forecasts; whether the government's next employment report will show that "too many" jobs have been created; whether the Federal Reserve will next lower or raise short term interest rates; whether the prices of oil and gold are rising or falling; and, finally, how "the market" will react to all this news. They focus on unpredictable short term events. Former Magellan portfolio manager Peter Lynch, the best mutual fund portfolio manager of his time, and perhaps of all time, in his quest for "ten-baggers," stocks that increased in price ten times after he had purchased them, had a longer term perspective. Peter said that he often didn't make a lot of money in his investments until he owned them three or four years.

Baron Funds' focus on mega-trends that affect long term business profitability allows us to identify businesses and, as importantly, executives in which we would like to invest; carefully value those businesses; take advantage of stock market volatility to purchase shares in those businesses at attractive prices; and then, hold on for the long term. To us, long term means years. Baron Asset Fund's turnover rate is currently in the mid-teens. That means we currently hold stocks for an average of six to seven years.

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NEWS BRIEFS

Education

Learning Tree's Power Seminars development expense impacts current earnings. Company's revenue growth remains strong.

Learning Tree is the leading provider of instructor-led information technology courses. Despite a record 58% increase in quarterly revenues, Learning Tree's stock price fell 40% in August after the company announced that one of its two recently launched divisions, Power Seminars, failed to generate expected revenues in the most recent quarter. Power Seminars offers to seasoned information technology professionals short, focused seminars on various "hot" topics. Power Seminars could prove a valuable addition to Learning Tree's comprehensive, instructor-led, multi-day, computer based courses. When Power Seminars' anticipated attendance disappointed, the company was already committed to increased marketing and administration expense. We believe that Learning Tree will soon be able to adjust its marketing efforts and program offerings or better match expenses to slower program revenue increases.

Learning Tree's other new division, Learning Solutions, provides custom, enterprise-wide training for large corporate clients. Learning Solutions is meeting revenue expectations. Enrollment should exceed the initial 20,000 General Motors' employees Learning Tree was contracted to train in a six-month period. An extension of the contract, which should generate $5 million revenues in the next quarter, is likely. Customer satisfaction is high.

Expansion of Learning Tree's computer based training (CBT) library will enable the company to pursue significant multi-year contracts with larger corporations. CBT could be 10% of sales in fiscal 1998. Learning Tree's significant classroom expansion will help next year's results. Baron Asset Fund currently owns 1,140,000 shares of Learning Tree purchased for about $18.95 per share. Included in this total are 693,500 shares purchased during August for about $26.40 per share.

Media and Entertainment

American Radio to "maximize shareholder value."

On August 20, American Radio Systems announced it was considering steps "to maximize shareholder value" which may include the possible sale of the company. Following this announcement, the price of American Radio's shares jumped $6.50 to $45.625. American Radio's share price has since advanced to about $50. Baron Funds has made significant and very profitable investments in several radio stocks during the past three years. Baron Funds is the largest institutional shareholder of several radio businesses, including American Radio. Steve Dodge, American Radio's chairman, was a guest speaker at our annual investment conference last year.

We have written frequently about our radio investments, especially with regard to the consistent, long term growth of radio ad revenues and the opportunities presented by passage of the Telecommunications Act of 1996. That landmark act, essentially government deregulation of the radio industry, has allowed radio stations to consolidate and realize significant economic advantages. The announcement of American Radio's impending sale at this time is somewhat surprising since the company has a very rapidly growing and still immature communications towers business; a significant amount of assets invested in underdeveloped "stick" radio stations; and its "same store" station ad revenues
                                       3
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  B A R O N    A S S E T    F U N D
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continue to grow at double-digit rates. Speculation abounds that interested purchasers include Westinghouse-CBS, Clear Channel, Jacor and Chancellor. It is unlikely that a transaction resulting in the sale of American Radio could be consummated before spring 1998. Baron Asset Fund owns 1,355,000 shares of American Radio common stock purchased for an average cost of $29.21 per share and 200,000 shares of its 7% convertible preferred purchased for $50 per share.

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PORTFOLIO HOLDINGS: "FARM TEAM"

Query: "So just where do you get all these ideas?"
Answer: "We get lots of help."

While it is very flattering as Baron Asset Fund's portfolio manager and chief investment officer to be singled out for accolades due to our Fund's long term success, I do not work alone. The contributions from others' investment ideas are significant. Our sources of investment ideas are wide-ranging. Executives of companies in which we are shareholders are but one example (see page 9, Baron Growth & Income Fund report, "Real Estate Investment Trusts," Spieker Properties). Our firm's research analysts and my long time investment friends provide important help to me as well.

During 1997, Susan Robbins, our firm's longest tenured research analyst who has worked with me for more than twenty years, so long I'm sure she can scarcely remember life before me, boosted our performance significantly through her expertise in education, business services, health care and government privatization services. Susan's expertise and experience have become increasingly valuable as businesses she follows, especially healthcare, have become ever more complex.

Mitch Rubin, a Harvard trained lawyer and the point guard and captain of our firm's remarkable championship basketball team this past summer, also contributed importantly to our results through his research. Mitch follows REITs, leisure and gaming, retail and hotels. Although Mitch has only been an analyst for four years, we believe he has the same star potential in business that he has already demonstrated on basketball courts and ball fields.

The cerebral, Harvard educated Matt Ervin, like Morty Schaja a physicist by training, contributed to our performance this year with his work on radio businesses. Matt, in addition to studying financial reports, prepares for meetings with communications executives by reading treatises about how satellites work. His research on satellites and other communications businesses is beginning to pay off. Although Matt has also been an analyst for only about four years, he has already demonstrated strong potential.

Cliff Greenberg has been my friend for almost fourteen years, a period that encompasses nearly his entire professional career as an analyst and portfolio manager. Cliff, like Mitch, is a lawyer by training. I obviously believe legal training is a good background for securities analysis. Business executives rarely describe the prospects for their companies in anything but a very favorable light. Legal education teaches you to listen closely for what is not said as well as to pay attention to what is. After Cliff's graduation from Columbia Law School, he worked as an analyst, portfolio manager and general partner for almost fourteen years for a private investment partnership. Cliff joined us in January, will manage the new Baron Small Cap Fund and has already made an important contribution to Baron Asset Fund's results this year with his work across a broad spectrum of companies operating within the investment themes in which we are interested.

Finally, last but not least, Morty Schaja. Morty is our firm's chief operating officer but still manages to spend almost a quarter of his time on special project investment research. Morty has worked with me for almost seven years and continues to make an important contribution to our research effort, despite the seemingly overwhelming requirements of our business operations.

The impetus for us to research three of our current "farm team" investments came, however, not from a corporate executive, one of our own analysts or myself. It was provided instead by a business friend of at least fifteen years, one of the best and most successful investors I know, Bob Jaffee. Bob is one of two general partners of Charter Oak Partners, L.P., an investment partnership based in Westport, Connecticut. Bob convinced Susan and me to study Delta & Pine Land Company, the leading producer of genetically engineered cotton seed, about three years ago. We have about quadrupled our money over the past three years by investing in Delta & Pine Land. I have written on more than one occasion about this investment. Roger Malkin, Delta & Pine's chairman and ceo, born and bred above a candy store in Brooklyn and now residing in the Mississippi delta cotton country, was a guest speaker at the Fourth Annual Baron Investment Conference in October 1995.

During the past year, Bob provided us with the impetus to study and subsequently invest in two businesses, Libbey and OM Group. Libbey and OM Group both are unusually well managed, very profitable, steadily growing, niche businesses. Libbey I researched by myself, OM Group with Mitch.

Our "farm team" investments overall are performing well. We invest in smaller companies not because they are small, but rather because they have the opportunity to become BIG! Our small company investments are fast growing, well managed businesses that we believe have sustainable, competitive advantages over the long term.

Chemical

As an undergraduate, I studied chemistry. I was good enough at predicting the color of reaction solutions and whether or not they would explode to receive a one year biochemistry teaching fellowship at Georgetown University in 1965 upon graduating
                                       4
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  B A R O N    A S S E T    F U N D
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college. The next year I obtained a "critical skills" job in the U.S. Patent
Office as a chemical coatings patent examiner...and a scholarship to attend law school in the evenings. I left Washington, D.C. in 1970 for New York City to seek my fortune as a securities analyst. But, invest in the chemical industry? Before Bob suggested that we meet the management of OM Group, I had never considered it. But, OM Group certainly was growing. And, the company certainly had created new jobs.

OM Group is a leading, vertically integrated producer of value added, metal-based specialty chemicals and concentrates. The company is the world's leading producer of cobalt and nickel based products. The engineered solutions OM Group sells to its industrial customers are incorporated in their toys, rechargeable batteries, catalytic converters, tires, etc.

The cost for OM Group's specialty chemicals represent a very small portion of its customers' manufactured goods' costs, usually significantly less than 1% of costs of goods sold. Despite their low cost, OM Group's products are very important to the performance of its customers' end products. Firestone several years ago chose to replace OM Group's cobalt stabilizers in its tires. Firestone's profits had recently fallen and it ordered its managers to accept "no supplier price increases." When OM Group's costs increased, Firestone refused to allow OM Group to pass through these increased costs. OM Group, as a result, stopped supplying cobalt to the tire company. OM Group's proposed price increase represented fractions of pennies for each dollar of Firestone's sales. When Firestone's reformulated tires began to pop when used on racing cars and airplanes, liability suits resulted. Firestone and other tire companies now use cobalt in their tire formulations.

OM Group is the low cost producer of cobalt. This is partly the result of its long term, and unusual, raw material supply contract with Zaire. This agreement allows the company to earn a consistent spread per pound and insulates it from raw material price fluctuations. Probably as important is OM Group's ability to process slag mined in Zaire at OM's very expensive and difficult to replace processing plant in Finland. Due to its low cost feed material and efficient manufacturing capability, OM Group is a supplier of cobalt to virtually all its competitors.

OM Group has significant growth opportunities. Secular demand for OM Group's products has been increasing about 10-11% per year in units. Upgrading OM Group's product sales from lower valued, commodity salts to higher priced, higher margined, engineered powders and salts offers opportunity. Also offering potential are the company's increasing international sales. Niche acquisitions able to utilize OM Group's manufacturing technology, low raw material costs and distribution advantages provide opportunities as well. About 10% of OM Group's revenues each year come from new products. 15-25 people have an impact on new product introductions. Last year, projects that could have added $350 million in annual sales, nearly equal to current annual revenues, were considered.

Two recently introduced OM Group products should encounter significant demand. Engineered powders for rechargeable batteries have increased from $2 million annual revenues two years ago to $35 million in 1997. Potential is for $100 million annual sales in three years to five years. Recently acquired SCM has the opportunity to increase sales of engineered stainless steel powders used to prevent corrosion of catalytic converters. Revenues from stainless steel powders could jump from $9 million to $90 million within three to four years.

There are significant barriers to prevent others from encroaching on OM Group's very profitable, 15-20% annual growth business. OM Group's raw material cost advantages, strong customer relations, engineering support for its customers and reputation for low cost, quality products are important. Also a significant barrier is the long lead time, usually three to five years, to receive approvals for inclusion of OM Group's materials in others' manufactured products.

OM Group is well managed. The company's management is entrepreneurial, its labor force largely non-union. Annual sales per employee approximate $850,000 compared to a $286,000 average for other niche specialty chemical businesses. OM Group's employees' benefits are attractive and annual employee turnover is only 2%, a shockingly low and favorable figure. OM Group has been the recipient of many quality supplier awards. Baron Asset Fund owns 1,090,000 shares of OM Group purchased for about $24.38 per share.

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OTHER BARON FUNDS DEVELOPMENTS

401(k) plans increase investments in Baron Asset Fund.

Nearly two years ago, Northern Telecom became the first large corporation to offer its employees the opportunity to invest a portion of their 401(k) retirement assets in Baron Asset Fund. Northern Telecom's employees have since invested more than $100 million in Baron Asset Fund. Northern Telecom's 401(k) plan is now Baron Asset Fund's single largest individual shareholder. In September 1997, Bechtel Corporation will become the second large corporation to make a significant investment in Baron Asset Fund on behalf of its employees' 401(k) retirement plan. The Bechtel investment will be made through a company fund of funds. During the next six months four other large corporations will offer Baron Asset Fund as an option for their employees' 401(k) plans.

Baron Asset Fund is now also an available small cap option to 401(k) plan sponsors through programs at Charles Schwab & Company, Fidelity Investments, T.Rowe Price, Vanguard, American Express, Scudder Stevens & Clark and SunGard. By September 30, we expect about 11% of Baron Asset Fund's shares to be owned by employee retirement plans, including 401(k)s.

Sixth Annual Baron Investment Conference: October 24,1997, Essex House, New York City

The Sixth Annual Baron Investment Conference will take place on Friday, breakfast through lunch, October 24, 1997, at the

                                       5
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  B A R O N    A S S E T    F U N D
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Essex House, 160 Central Park South, New York City. Our meeting will begin promptly at 8:00 AM for breakfast and end following my speech after lunch. Shareholders of Baron Funds are invited to attend, as are financial advisors, plan sponsors, pension consultants and clients of our affiliate, Baron Capital Management, Inc.

Chief executives of five businesses in which Baron Funds is a shareholder will each make formal 30 minute presentations, usually with slide shows, regarding their businesses' prospects and strategies. Each will then take 15 minutes to answer questions from our shareholders. I will be the final speaker. Following my presentation, I will also try to answer shareholders' questions, with no time constraints, until you tire of asking them.

Before we invest in a business on behalf of our shareholders, in addition to studying publicly available financial information, we visit company facilities and interview its management, employees, competitors, customers and suppliers. Our shareholders are usually unable to do this. In addition to providing you access to meet and question managements of companies in which you are indirectly a shareholder, we believe it is helpful that annually you are able to ask the portfolio manager who has chosen to invest in these businesses, me, why. Or any other questions about our mutual funds, their prospects and our investment strategy you would care to know about. Our annual conferences are intended to allow you to do due diligence to better understand and judge the prospects for your investments in Baron Funds, to "kick the tires" of your investment. We hope you will be able to attend. There will be no charge, of course.

Please RSVP at 1-800-99-BARON or 212-583-2100 if you plan to attend. Please call if you have any further questions or if you need help with hotel reservations.

The following executives are scheduled speakers in the order listed.

Adam Aaron, Chairman and CEO, Vail Resorts, Inc., Avon, Colorado. Vail Resorts is the largest and most profitable publicly owned American ski resort. Vail has significant opportunities to increase the number of annual destination ski visits to its mountains, increase the amount of money received by Vail Resorts per skier, further develop its properties, and acquire other currently privately owned ski resorts.

Jay Stein, Chairman and CEO, Stein Mart, Jacksonville, Florida. Stein Mart is a rapidly growing, 130 store, chain retailer of upscale, current season merchandise. Retail prices charged by this department store-type business are 25-60% below prices typically found in competitive department stores. Stein Mart could more than double its stores within the next five years.

McHenry Tichenor, Jr., Chairman, President and CEO, Heftel Broadcasting, Dallas, Texas. Heftel is the country's largest, Spanish language, radio broadcasting business. Heftel's listener ratings should benefit from the very rapid growth of the U.S. Hispanic populace. Its advertising rates per listener are currently far below levels justified by its existing audience, offering further opportunity. Finally, Heftel could make additional Hispanic media acquisitions.

Douglas Becker, President and Co-CEO, Sylvan Learning Systems, Baltimore, Maryland. Sylvan Learning is an important provider of educational services in the United States. The company is the leading provider of computerized testing services, instruction and tutoring for K through 12th grade students and contract educational services in public and parochial schools. In addition to important growth opportunities in its core businesses, Sylvan's new joint venture with MCI offers significant growth potential in distance learning.

Stewart Bainum, Jr., Chairman, President and CEO, Manor Care, Gaithersburg, Maryland. Manor Care is America's leading and most profitable, private pay, skilled nursing home business. The company has significant expansion opportunities in lower acuity, assisted living facilities. Manor Care has been reorganized during the past year by giving its shareholders a dividend of the now publicly traded Choice Hotels.

Thank you for investing in Baron Asset Fund

We recognize it cannot be an easy decision for most individuals and their families when choosing mutual funds in which to invest. Especially since there are now even more mutual funds than there are stocks. Investing to save for your children's education, for a new home or for your retirement certainly makes this task even more daunting. We hope Baron Funds' quarterly reports, annual investment conferences, published interviews and articles written about our Funds have made it easier for you to decide whether Baron Funds is an appropriate investment for you and your family.

Thank you for the confidence you have shown in us by joining us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,


/s/ Ronald Baron
----------------------------
Ronald Baron
President

September 12, 1997
                                       6
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[GRAPHIC OMITTED]

   BARON GROWTH
2  & INCOME FUND
   HIGHLIGHTS


PERFORMANCE  .........................................7

REAL ESTATE INVESTMENT
TRUSTS................................................8

OTHER DEVELOPMENTS....................................9


                                                                QUARTERLY REPORT
                                                                   JUNE 30, 1997

BARON GROWTH & INCOME FUND

Dear Baron Growth
Income Shareholder:

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PERFORMANCE

Baron Growth & Income Fund was founded on January 3, 1995, a little less than three years ago. Baron Growth & Income Fund's performance, from inception, an approximate 140% gain, has met our stated objection of doubling our shareholders' money every three to five years.
The performance of Baron Growth & Income Fund for the June 1997 quarter as well as for the summer months has been strong. These results can be seen in Table I. The Fund's volatility earlier this year mirrored the performance of the small cap stock index, the Russell
--------------------------------------------------------------------------------

2000. Unlike most growth and income funds that invest in high yielding large cap stocks, Baron Growth & Income Fund invests in small and mid-sized companies.

In recent months smaller companies have out-performed larger cap companies. (Please see discussion of small cap companies in Baron Asset Fund's performance section.) Baron Growth & Income Fund is well positioned if small cap companies continue to out-perform large caps.

Table I.
             Four months          Four months
           ended April 1997    ended August 1997
           ----------------    -----------------
BGI              (1.9%)             22.7%
S&P500            8.8%              12.9%
R2000            (5.4%)             23.5%

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BGI:
                              BGI             S&P 500          Russell 2000
                              ---             -------          ------------
1 Year                       21.5%             34.7%               16.3%

Cumulative                    123%              104%                 64%

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 B A R O N   G R O W T H   &   I N C O M E   F U N D
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Lipper Analytical ranks Baron Growth & Income Fund as the number one performing growth & income fund for the 32 months from the Fund's inception through August 31, 1997. Lipper includes 404 funds in this ranking. In the quarter ending June 30, 1997 Lipper ranked the Fund in the top ten percent of the 655 growth & income funds that it monitors.

As we have already noted, most growth and income funds, unlike Baron Growth & Income Fund, concentrate their investments in S&P 500 stocks, large, mature, slower growing, economically sensitive companies with substantial dividends. S&P 500 companies usually have less attractive opportunities to invest capital in their own businesses to earn high rates of return and choose, instead, to return a significant portion of their profits to their shareholders as dividends. We expect that, over the long term, Baron Growth & Income Fund's investments in fast growing, very profitable, small and mid-sized businesses, well managed by entrepreneurs, will outperform the larger, slower growing, ponderous, less profitable S&P 500 businesses.

Morningstar classifies Baron Growth & Income Fund as a small cap growth fund. That firm eliminated its growth and income category last year. In Morningstar's small cap growth category, Baron Growth & Income is top-ranked from its inception. Morningstar does not give star rankings to mutual funds less than three years old. Baron Growth & Income will be star ranked by Morningstar in four months.

Baron Growth & Income Fund is more conservatively managed than most small cap funds. This is readily apparant since nearly 30% of our Fund's assets are invested in income producing securities. Regardless, Baron Growth & Income Fund would be ranked in the top one percent of small cap funds by Lipper Analytical since its inception were it considered by Lipper a small cap growth fund. Of course, the Fund's past performance is no guarantee of future results.

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS

News Brief

Starwood Lodging announced on September 8, 1997 that it would acquire a leading upscale hotel chain, Westin Hotels & Resorts. This announcement followed months of speculation that Starwood would do exactly that. Westin has dramatically improved its profitability during the past two years. This follows its approximate $500 million cost renovation program. Also helping to boost Westin's profits were its revamped marketing and quality assurance programs. Westin's domestic and international physical expansion opportunities are strong. Westin is currently adding about two to three new hotels a month to its 108 unit chain. These additions, worldwide, are primarily through management contracts. About twenty of Starwood's well located, domestic, urban properties could also soon be reflagged as Westin Hotels. Reflagging will result in annual savings of about $10 million franchise fees Starwood currently pays to others.

Westin could acquire many of its existing franchisees and managed hotels at attractive prices. Starwood's management has been terrific at acquiring hotel properties at very favorable prices; this expertise should help the combined company. Westin's management is well regarded for its operations expertise; they should help improve Starwood's operations. Westin could also add international acquisition opportunities to Starwood. Starwood will be renamed Westin Hotels & Resorts. The combined company could double its 1998 estimated $4.00 per share operations cash flow within the next four years. Baron Growth & Income Fund owns 165,000 shares of Starwood purchased for about $22.11 per share.

Portfolio Addition

Pierce Leahy is the United States' largest archives records management company. Pierce Leahy outsources businesses' file rooms. Nearly all businesses must maintain records and files for long periods due to business, fiduciary or legal regulations. Financial, accounting, legal and healthcare companies have especially stringent requirements. Records management is a core competency for few businesses. Most companies have poor document retention systems, they store records in expensive real estate, and they employ non-expert employees to manage file rooms. By outsourcing records management to third parties such as Pierce Leahy, companies can generally reduce their records management costs 30-50% per year.

Over the past 40 years, Pierce Leahy has grown from a small, family business to become the preeminent provider of records management and retrieval services in the country. Peter Pierce, the current ceo, is the third generation of his family to run the business. Pierce Leahy operates 160 facilities throughout the United States. The most important negative? Won't the proliferation of computers cause the storage of paper records to diminish? So far, apparently not. The company stores all forms of records including paper, computer tapes and microfilm. Comparable customers' record storage demands have continued to increase 6-7% per year. The company has also developed an on-line proprietary data retrieval system, PLUS, that provides customers direct access to their records. Because of PLUS, Pierce's customers can keep nearly all their documents off site and retrieve them within hours.

Pierce Leahy receives annual records storage rent of about $2.17 per cu. foot per year. Pierce Leahy's capital costs, including shelving, sales and move in expense to obtain this business approximate $4.00 per cu. foot. Annual warehouse rent approximates $.35 per cu. ft. Documents often remain in Pierce's storage 10 to 15 years or more. Pierce also charges customers to retrieve or remove records. Pierce Leahy's first customer in 1957 remains a customer. Baron Capital has been a Pierce customer for nearly ten years. Pierce expects its business to grow at least 25% per year for the next several years by adding new accounts and by acquiring smaller, local records management businesses. An estimated

--------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
--------------------------------------------------------------------------------

75% of all U.S. businesses still manage their records in house. Baron Growth & Income Fund purchased 200,000 shares of Pierce Leahy for about $20.73 per share.

Portfolio Holding

When I was reviewing my Robert Half International conversation notes before a recent visit to its Menlo Park, CA. offices, I noticed that during a July 23, 1996 meeting in San Francisco with Max Messmer, Half's Chairman, and Keith Waddell, Half's Chief Financial Officer, Max suggested I consider investing in Spieker Properties. "It could be a good investment for the real estate portfolio of your Baron Growth & Income Fund," Max said. "Ned Spieker is your kind of guy. He runs a really neat business. He doesn't just own a portfolio of buildings. And, with Spieker Properties' concentration in and domination of several California markets, it should soon do a lot better." Max concluded, "Ned's been my friend a long time and I'm on his board."

That should have been enough to either make me extend my stay in California or to come back as quickly as I could. Max is one of my heroes. I have known him since 1985. Our Funds and partnerships have been among Robert Half's largest shareholders since 1991. In addition to being a really neat guy himself, Max is one of the greatest executives I have known. Robert Half's stock has increased in price about thirty times since our original investment in 1991! It's been the most successful investment we've ever made. Half's growth prospects remain favorable and very strong. Finally, Max is also a shareholder of Baron Asset Fund, an investment, although modest by his standards, which gives him a vested interest in our continuing to do well. Last year we had research priorities I deemed of more immediate interest than another real estate trust. Mitch Rubin, our real estate analyst, and I finally got around to meeting Ned Spieker in February of this year. We began to invest in Spieker Properties almost immediately thereafter. This seven month delay made Spieker about 25% more expensive to purchase. I'm certain there's a lesson to be learned here.

Unlike many real estate investment trusts, Spieker Properties is not just a portfolio of undervalued, well located, office and industrial buildings positioned for significant rent growth. To be fair, Spieker does have these qualities. But, Spieker is more. Spieker is a fast growing, well managed, operating business with well considered, carefully crafted strategic goals and initiatives. Many of Spieker's highly regarded managers have worked together for nearly 25 years, initially as the west coast office for Trammel Crow. There has been virtually no turnover among its top managers. Spieker's managers work together with their assistants in egalitarian office space without walls. This to facilitate open communication and make any potential opportunities or operating problems immediately visible. The experienced Spieker team, entrepreneurial owner-operators of their business, has an unusual regional real estate operating structure. Property management, leasing and development are provided by each region, not centrally. This localized operating structure provides better tenant services and generally results in improved tenant retention. This structure also offers Spieker operating leverage in individual markets and market intelligence not available to others. Among Spieker Properties' strategic goals are dominance of attractive individual markets to better control rental rates. Spieker is focused on small tenants, average 5000 square foot space users. Spieker's attractive, high quality buildings provide highly flexible space with lots of windows relative to their building footprints to make them attractive to small space users.

Spieker Properties concentrates its investments in West Coast markets, principally in northern and southern California, Seattle and Portland. The company is expanding rapidly. In the current year, it has already acquired about $600 million office and industrial buildings and begun to build about $200 million additional projects. Most Spieker acquisitions have been through negotiated transactions, not auctions. Spieker has a current market capitalization, including debt, of about $3 billion, moderately below the company's replacement cost. Recent space acquisitions have been below replacement cost with rents in place about 25% below current market rents. During the three previous years, Spieker acquired $385.6 million, $196.6 million and $149.7 million buildings respectively. There seem to be further significant acquisition opportunities, as well. There is little new office construction in Spieker's markets.

All newly acquired Spieker properties offer significant embedded opportunities for rent growth. This is especially so in southern California where vacancy rates should soon fall to single digits, indicating significant landlord rent increase opportunities. About 20% of Spieker's rented space reprices annually. Spieker's rents are beginning to escalate sharply. In the second quarter of 1997, new leases signed on expiring Spieker space rose a staggering 33.8% over previous rents. Two years ago, Ned Spieker helped Max Messmer negotiate a lease for 60,000 square feet office space for Robert Half in northern California from another owner. The lease rate was $.90 per foot per month. Comparable space now rents for $2.00 per foot per month. Baron Growth & Income Fund owns 120,000 shares of Spieker purchased for about $35.88 per share.

--------------------------------------------------------------------------------
OTHER DEVELOPMENTS

Sections of the preceding Baron Asset Fund quarterly report are relevant to your investment in Baron Growth & Income Fund.

Please see the discussion titled "Investment Themes", which is applicable to both mutual funds.

Sixth Annual Baron Investment Conference: October 24, 1997 Essex House, New York City

The Sixth Annual Baron Investment Conference will take place Friday, breakfast through lunch, October 24, 1997, at the Essex

--------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
--------------------------------------------------------------------------------

House in New York City. Please save the date. Please see the discussion in the Baron Asset Fund letter for all of the conference details. We strongly believe in "kicking the tires" of our investments. Our annual conferences provide our shareholders with the opportunity to "kick the tires" of their investment in Baron Funds. We hope you will be able to attend. There will be no charge, of course.

Thank you for investing in Baron Growth & Income Fund

We recognize it cannot be an easy decision for most individuals and their families when choosing mutual funds in which to invest. Especially since there are now even more mutual funds than there are stocks. Investing to save for your children's education, for a new home or for your retirement certainly makes this task even more daunting. We hope Baron Funds' quarterly reports, annual investment conferences, published interviews and articles written about our Funds have made it easier for you to decide whether Baron Funds is an appropriate investment for you and your family.

Thank you for the confidence you have shown in us by joining us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.


Sincerely,





/s/ Ronald Baron
-------------------------------
Ronald Baron
President

September 12, 1997


[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------


The Funds invest primarily in small and medium size companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds will invest in companies with market capitalizations greater than $2 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.

Baron Asset Fund
--------------------------------------------------------------------------------
                                                         Equity        % of
Company                                                 Market Cap   Portfolio
--------------------------------------------------------------------------------
                                                         ('000s)
              Large Capitalization
--------------------------------------------------------------------------------
Charles Schwab Corp. .............................     7,147,295       6.1%
Mirage Resorts, Inc. .............................     4,510,584       1.8
Corrections Corp. of America .....................     3,053,970       2.2
Public Storage, Inc. .............................     3,011,639       0.3
Robert Half Intl., Inc. ..........................     2,833,470       3.0
Starwood Lodging Trust ...........................     2,492,793       0.7
Circus Circus Enterprises, Inc. ..................     2,335,978       1.7
Ucar International, Inc. .........................     2,095,487       0.1
Manor Care, Inc. .................................     2,068,730       7.4
Outdoor Systems, Inc. ............................     2,057,850       0.4
                                                                    ------
                                                                     23.7%
                                Medium Capitalization
--------------------------------------------------------------------------------
Promus Hotel Corp. ...............................     1,993,035       0.7%
Vornado Realty Trust .............................     1,914,751       0.3
Stewart Enterprises, Inc. CL A ...................     1,779,611       2.3
Quorom Health Group, Inc. ........................     1,763,721       1.9
La Quinta Inns, Inc. .............................     1,697,850       0.2
Univision Communications, Inc. ...................     1,667,202       0.3
Industrie Natuzzi SPA ............................     1,457,499       0.1
Nine West Group, Inc. ............................     1,368,078       0.4
Dollar Tree Stores, Inc ..........................     1,310,313       2.8
Proffitt's Inc. ..................................     1,237,348       0.3
Heftel Broadcasting Corp. ........................     1,219,235       3.9
Sun Intl. Hotels, Inc. ...........................     1,208,132       1.5
Genesis Health Ventures, Inc .....................     1,188,493       1.5
American Radio Systems Corp. CL A ................     1,172,122       2.8
Kimco Realty Corp. ...............................     1,150,718       0.4
Williams-Sonoma, Inc. ............................     1,093,051       0.2
Choice Hotels Intl. Inc. .........................     1,063,675       5.3
Storage USA, Inc. ................................     1,041,032       0.2
Budget Group, Inc. (Formerly Team
Rental Group, Inc.) ..............................     1,035,921       0.7
Delta and Pine Land Co. ..........................     1,004,102       1.2
                                                                    ------
                                                                      27.0%
Small Capitalization
-------------------------------------------------------------------------------
Learning Tree Intl., Inc. ........................       976,028       1.0%
DeVry, Inc. ......................................       948,041       1.4
Sylvan Learning Systems, Inc. ....................       880,430       0.5
Vail Resorts, Inc. ...............................       843,493       4.1

--------------------------------------------------------------------------------
                                                         Equity        % of
Company                                                 Market Cap   Portfolio
--------------------------------------------------------------------------------
                                                         ('000s)

           Small Capitalization (Continued)
--------------------------------------------------------------------------------
NTL, Inc. ........................................       798,405       2.7%
Redwood Trust, Inc. ..............................       734,817       0.5
Seacor Smit, Inc. ................................       728,548       1.0
Cox Radio, Inc. ..................................       725,563       0.8
OM Group, Inc. ...................................       724,927       1.6
Stein Mart, Inc. .................................       692,102       1.0
Premier Parks, Inc. ..............................       674,837       1.0
The Registry, Inc. ...............................       649,520       1.0
Bristol Hotel Co. ................................       637,791       3.0
Central European Media ...........................       620,923       0.2
Sun Communities, Inc. ............................       610,838       0.5
PMT Services, Inc. ...............................       581,025       0.2
PETCO Animal Supplies ............................       558,570       0.2
Smart and Final, Inc. ............................       543,524       2.3
Libbey, Inc. .....................................       528,953       0.8
Cross Timbers Oil Co. ............................       516,283       2.2
Marcus Corp. .....................................       504,231       0.5
Equity Corp. Intl ................................       500,632       0.3
American Freightways Corp. .......................       488,541       0.1
Vitalink Pharmacy Svcs., Inc. ....................       485,113       0.6
Young Broadcasting, Inc. .........................       449,280       1.2
Metro Networks, Inc. .............................       401,346       1.3
Education Management Corp. .......................       373,932       0.7
Flextronics Intl. Ltd. ...........................       371,312       1.7
American Homepatient, Inc. .......................       369,527       0.3
Alexander's, Inc. ................................       351,935       0.4
Avatar Holding, Inc. .............................       304,686       1.1
Columbus Realty Trust ............................       301,320       0.3
American Mobile Satellite Corp. ..................       257,480       1.6
Profit Recovery Group Intl .......................       251,897       0.1
Telemundo Group, Inc. ............................       243,976       0.4
Corecomm, Inc. ...................................       225,527       1.0
Kenneth Cole Productions, Inc. ...................       214,499       0.4
Shaw Group, Inc. .................................       201,322       0.4
Saga Communications, Inc. ........................       186,850       1.7
Chartwell Leisure, Inc. ..........................       179,088       0.5
DVI, Inc. ........................................       170,449       0.9
Pediatric Services of America, Inc. ..............       126,148       0.8
Youth Services Intl., Inc. .......................       120,917       0.6
USA Truck, Inc. ..................................       105,287       0.2
Summit Care Corp. ................................        91,433       0.3
                                                                    ------
                                                                      43.4%

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                         Equity        % of
Company                                                 Market Cap   Portfolio
--------------------------------------------------------------------------------
                                                         ('000s)

Baron Growth & Income Fund
--------------------------------------------------------------------------------

                 Large Capitalization
--------------------------------------------------------------------------------
Franklin Resources, Inc. .........................     9,148,607       1.2%
Charles Schwab Corp. .............................     7,147,295       6.6
Mirage Resorts, Inc. .............................     4,510,584       1.3
Crescent Real Estate Equities, Co. ...............     3,241,421       0.4
Corrections Corp. of America .....................     3,053,970       2.9
Public Storage, Inc. .............................     3,011,639       1.6
Robert Half Intl., Inc. ..........................     2,833,470       2.6
Starwood Lodging Trust ...........................     2,492,793       2.2
Circus Circus Enterprises, Inc. ..................     2,335,978       1.1
Manor Care, Inc. .................................     2,068,730       7.4
                                                                    -------
                                                                      27.3%
          Medium Capitalization
--------------------------------------------------------------------------------
Vornado Realty Trust .............................     1,914,751       1.3%
Beacon Propeties Corp. ...........................     1,840,449       0.4
Stewart Enterprises, Inc. CL A ...................     1,779,611       1.5
Quorom Health Group, Inc. ........................     1,763,721       1.4
Spieker Properties, Inc. .........................     1,602,157       1.0
Highwoods Properties, Inc. .......................     1,386,798       0.6
Dollar Tree Stores, Inc ..........................     1,310,313       2.2
Heftel Broadcasting Corp. ........................     1,219,235       3.5
Sun Intl. Hotels, Inc. ...........................     1,208,132       2.1
American Radio Systems Corp. CL A ................     1,172,122       4.3
Kimco Realty Corp. ...............................     1,150,718       1.2
Choice Hotels Intl. Inc. .........................     1,063,675      12.5
Storage USA, Inc. ................................     1,041,032       1.8
Delta and Pine Land Co. ..........................     1,004,102       1.5
                                                                    ------
                                                                      35.2%
             Small Capitalization
------------------------------------------------------------------------------
Learning Tree Intl., Inc. ........................       976,028       0.7%
DeVry, Inc. ......................................       948,041       1.5
Boston Properties, Inc. ..........................       926,064       1.0
Vail Resorts, Inc. ...............................       843,493       1.4
NTL, Inc. ........................................       798,413       2.6
Reckson Realty Associates Corp. ..................       788,624       0.4
Redwood Trust, Inc. ..............................       734,817       2.1
Seacor Smit, Inc. ................................       728,548       0.6
OM Group, Inc. ...................................       724,927       1.5
Stein Mart, Inc. .................................       692,102       0.9
Sun Communities, Inc. ............................       610,838       2.0
CBL & Associates, Inc. ...........................       575,520       0.7
Smart and Final, Inc. ............................       543,524       2.6
Healthcare Realty ................................       535,981       1.0
Cross Timbers Oil Co. ............................       516,283       0.3
Marcus Corp. .....................................       504,231       0.6
Metro Networks, Inc. .............................       401,346       0.8
Southern Union Co. ...............................       391,597       1.9

--------------------------------------------------------------------------------
                                                         Equity        % of
Company                                                 Market Cap   Portfolio
--------------------------------------------------------------------------------
                                                         ('000s)

          Small Capitalization (Continued)
------------------------------------------------------------------------------
Counsel Corp. ....................................       380,800       1.8%
Education Management Corp. .......................       373,932       0.5
Flextronics Intl. Ltd. ...........................       371,312       1.6
Alexander's, Inc. ................................       351,935       0.4
Pierce Leahy Corp. ...............................       327,285       0.6
Avatar Holding, Inc. .............................       304,686       0.4
Columbus Realty Trust ............................       301,320       1.7
American Mobile Satellite Corp. ..................       257,480       2.1
Medallion Financial Corp. ........................       246,254       1.5
Corecomm, Inc. ...................................       225,527       0.1
Saga Communications, Inc. ........................       186,850       1.6
DVI, Inc. ........................................       170,449       1.0
Pediatric Services of America, Inc. ..............       126,148       1.1
Youth Services Intl., Inc. .......................       120,917       0.2
Childrens Comprehensive Services, Inc. ...........       100,655       0.6
                                                                    ------
                                                                      37.4%

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Table II
--------------------------------------------------------------------------------
Portfolio Risk Characteristics
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                                     Baron Asset    Baron Growth
                                                        Fund       & Income Fund
                                                   -------------  --------------
                                                         % of           % of
                                                     Portfolio       Portfolio
                                                   -------------  --------------
Oil Price Sensitivity ............................     24.4           25.3%
Leverage (Debt greater than 40% of
Market Cap) ......................................     19.0           21.1
Foreign Sales Dependent
(Sales greater than 10%) .........................     11.7           12.8
Volatility (Beta greater than 1.2) ...............     15.6           18.6
Over-the-Counter Securities ......................     31.4           25.5
Unseasoned Securities
(Publicly owned for less than 3 years) ...........     32.1           33.3
(Publicly owned for less than 1 year) ............     12.5           16.8
Turnarounds ......................................      0.5            0.0
Development Companies ............................      5.2            4.6

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Table III
--------------------------------------------------------------------------------
Historical Information
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------
                                Net Asset                   Value of Shares
                                  Value                    Owned, if Initial
 Date       Fund Net Assets     Per Share    Dividends   Investment was $10,000*
--------------------------------------------------------------------------------
06/12/87       $      108,728     $ 10.00                            $10,000
--------------------------------------------------------------------------------
06/30/87            1,437,521       10.71                             10,710
--------------------------------------------------------------------------------
09/30/87            3,905,221       11.95                             11,950
--------------------------------------------------------------------------------
12/31/87            4,406,972       10.10       $ 0.197               10,298
--------------------------------------------------------------------------------
03/31/88            6,939,435       11.56                             11,786
--------------------------------------------------------------------------------
06/30/88            9,801,677       12.68                             12,928
--------------------------------------------------------------------------------
09/30/88           11,734,509       12.98                             13,234
--------------------------------------------------------------------------------
12/31/88           15,112,031       12.87         0.701               13,843
--------------------------------------------------------------------------------
03/31/89           22,269,578       14.75                             15,864
--------------------------------------------------------------------------------
06/30/89           31,397,929       16.06                             17,273
--------------------------------------------------------------------------------
09/30/89           47,658,616       17.22                             18,521
--------------------------------------------------------------------------------
12/31/89           49,007,084       14.66         1.409               17,299
--------------------------------------------------------------------------------
03/31/90           50,837,946       13.87                             16,367
--------------------------------------------------------------------------------
06/30/90           54,413,786       14.32                             16,898
--------------------------------------------------------------------------------
09/30/90           40,002,612       10.88                             12,838
--------------------------------------------------------------------------------
12/31/90           42,376,625       11.75         0.198               14,100
--------------------------------------------------------------------------------
03/31/91           47,104,889       13.88                             16,656
--------------------------------------------------------------------------------
06/30/91           45,600,730       13.81                             16,572
--------------------------------------------------------------------------------
09/30/91           47,409,180       14.80                             17,760
--------------------------------------------------------------------------------
12/31/91           46,305,042       15.71         0.035               18,895
--------------------------------------------------------------------------------
03/31/92           48,011,634       16.72                             20,109
--------------------------------------------------------------------------------
06/30/92           42,289,409       15.28                             18,377
--------------------------------------------------------------------------------
09/30/92           43,816,305       16.20                             19,484
--------------------------------------------------------------------------------
12/31/92           47,955,530       17.73         0.162               21,522
--------------------------------------------------------------------------------
03/31/93           50,015,244       18.82                             22,845
--------------------------------------------------------------------------------
06/30/93           52,432,090       19.70                             23,912
--------------------------------------------------------------------------------
09/30/93           59,916,570       21.91                             26,595
--------------------------------------------------------------------------------
12/31/93           64,069,114       21.11         0.774               26,576
--------------------------------------------------------------------------------
03/31/94           63,099,109       20.69                             26,047
--------------------------------------------------------------------------------
06/30/94           68,880,300       20.40                             25,682
--------------------------------------------------------------------------------
09/30/94           80,258,542       22.82                             28,728
--------------------------------------------------------------------------------
12/31/94           87,058,228       22.01         0.656               28,547
--------------------------------------------------------------------------------
03/31/95          160,603,528       24.29                             31,505
--------------------------------------------------------------------------------
06/30/95          202,259,502       25.79                             33,450
--------------------------------------------------------------------------------
09/30/95          289,973,331       29.30                             38,003
--------------------------------------------------------------------------------
12/31/95          353,095,409       29.74         0.034               38,618
--------------------------------------------------------------------------------
03/31/96          638,297,904       34.14                             44,332
--------------------------------------------------------------------------------
06/30/96        1,124,647,802       36.65                             47,591
--------------------------------------------------------------------------------
09/30/96        1,166,057,654       35.50                             46,098
--------------------------------------------------------------------------------
12/31/96        1,326,321,785       36.23         0.039               47,097
--------------------------------------------------------------------------------
03/31/97        1,663,347,667       34.98                             45,472
--------------------------------------------------------------------------------
06/30/97        2,306,228,855       41.74                             54,260
--------------------------------------------------------------------------------
* Assumes all dividends were reinvested and no shares were redeemed.

--------------------------------------------------------------------------------
Baron Growth & Income Fund
--------------------------------------------------------------------------------
                                Net Asset                   Value of Shares
                                  Value                    Owned, if Initial
 Date       Fund Net Assets     Per Share    Dividends   Investment was $10,000*
--------------------------------------------------------------------------------
  01/03/95     $    741,000      $ 10.00                          $10,000
--------------------------------------------------------------------------------
  03/31/95        3,425,507        11.78                           11,780
--------------------------------------------------------------------------------
  06/30/95        7,231,619        13.18                           13,180
--------------------------------------------------------------------------------
  09/30/95       28,632,467        14.77                           14,770
--------------------------------------------------------------------------------
  12/31/95       41,043,705        15.11       0.142               15,254
--------------------------------------------------------------------------------
  03/31/96       77,337,831        16.90                           17,061
--------------------------------------------------------------------------------
  06/30/96      172,070,435        18.20                           18,373
--------------------------------------------------------------------------------
  09/30/96      207,234,494        18.40                           18,575
--------------------------------------------------------------------------------
  12/31/96      243,983,507        19.04       0.255               19,483
--------------------------------------------------------------------------------
  03/31/97      273,907,177        18.57                           19,002
--------------------------------------------------------------------------------
  06/30/97      316,981,759        21.82                           22,328
--------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                          Period ended June 30, 1997

One year                                                              14.0%
--------------------------------------------------------------------------------
Two years                                                             27.4%
--------------------------------------------------------------------------------
Three years                                                           28.3%
--------------------------------------------------------------------------------
Four years                                                            22.7%
--------------------------------------------------------------------------------
Five years                                                            24.2%
--------------------------------------------------------------------------------
Ten years                                                             17.6%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                         18.3%
--------------------------------------------------------------------------------

BARON GROWTH & INCOME FUND'S
AVERAGE ANNUAL RETURN

                          Period ended June 30, 1997

One year                                                              21.5%
--------------------------------------------------------------------------------
Two years                                                             30.2%
--------------------------------------------------------------------------------
Since inception January 3, 1995                                       37.9%
--------------------------------    -----

The performance data represents past performance. Investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

--------------------------------------------------------------------------------
  B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)
                                                                      Market
        Shares                                                         Value
--------------------------------------------------------------------------------
Common Stocks (94.72%)
--------------------------------------------------------------------------------
                   Amusement and Recreation Services (20.22%)
      1,780,000    Bristol Hotel Co.*#                          $    68,530,000
        783,000    Chartwell Leisure, Inc.*                          10,472,625
      7,220,000    Choice Hotels Intl. Inc.*#                       122,288,750
      1,580,000    Circus Circus Enterprises, Inc.*                  38,907,500
        250,000    La Quinta Inns, Inc.                               5,468,750
        445,000    Marcus Corp.                                      10,958,125
      1,655,000    Mirage Resorts, Inc.*                             41,788,750
        625,000    Premier Parks, Inc.*                              23,046,875
        405,000    Promus Hotel Corp.*                               15,693,750
        937,900    Sun Intl. Hotels, Ltd*                            34,643,681
      3,745,000    Vail Resorts, Inc.*#                              94,561,250
                                                                ---------------
                                                                    466,360,056
                   Business Services (7.63%)
        450,000    Budget Group, Inc. (Formerly Team                 15,525,000
                     Rental Group, Inc.)*
        240,000    Equity Corp. Intl.*                                5,805,000
        360,000    PMT Services, Inc.*                                5,490,000
        180,000    Profit Recovery Group Intl. *                      2,497,500
        517,500    The Registry, Inc.*                               23,805,000
      1,465,000    Robert Half Intl., Inc.*                          68,946,563
      1,281,000    Stewart Enterprises, Inc. CL A                    53,802,000
                                                                ---------------
                                                                    175,871,063

                   Chemical (1.58%)
      1,100,000    OM Group, Inc. #                                  36,437,500

                   Communications (3.71%)
      3,500,000    American Mobile Satellite Corp.*#                 35,875,000
      1,270,500    CoreComm, Inc.*#                                  21,916,125
      1,115,000    NTL, Inc.*                                        27,735,625
                                                                ---------------
                                                                     85,526,750

                   Education (3.70%)
      1,225,000    DeVry, Inc.*                                      33,075,000
        635,000    Education Management Corp.*                       16,510,000
        526,500    Learning Tree Intl., Inc.*                        23,363,437
        366,000    Sylvan Learning Systems, Inc.*                    12,444,000
                                                                ---------------
                                                                     85,392,437
                   Energy (3.15%)
      2,620,000    Cross Timbers Oil Co.#                            50,435,000
        423,000    Seacor Smit, Inc.*                                22,128,188
                                                                ---------------
                                                                     72,563,188
                   Financial (6.97%)
      3,455,000    Charles Schwab Corp.                             140,575,313
      1,393,200    DVI, Inc.*#                                       20,201,400
                                                                ---------------
                                                                    160,776,713
                   Food and Agriculture (1.19%)
        770,000    Delta and Pine Land Co.                           27,431,286

                   Government Services (2.53%)
      1,250,000    Corrections Corp. of America*                     49,687,500
        710,000    Youth Services Intl., Inc.*#                       8,608,750
                                                                ---------------
                                                                     58,296,250
                   Health Services (12.86%)
        294,000    American HomePatient, Inc.*                        7,350,000
      1,031,000    Genesis Health Ventures, Inc.*                    34,796,250
      5,250,000    Manor Care, Inc.#                                171,281,250
        935,000    Pediatric Services of America, Inc.*#             18,816,875

--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)
                                                                      Market
        Shares                                                         Value
--------------------------------------------------------------------------------
Common Stocks (94.72%)
--------------------------------------------------------------------------------
      1,230,000    Quorum Health Group, Inc.*                   $    43,972,500
        446,500    Summit Care Corp.*#                                6,027,750
        754,300    Vitalink Pharmacy Svcs., Inc.*                    14,425,987
                                                                ---------------
                                                                    296,670,612

                   Machinery & Electronics (.10%)
         50,000    Ucar International, Inc.*                          2,287,500
      1,485,000    Flextronics Intl. Ltd.*#                          40,095,000

                   Manufacturing (2.10%)
        515,000    Shaw Group, Inc.*                                  8,368,750
                                                                ---------------
                                                                     48,463,750

                   Media and Entertainment (12.35%)
      1,325,000    American Radio Systems Corp. CL A*#               52,834,375
        159,000    Central European Media*                            4,134,000
        675,000    Cox Radio, Inc.*#                                 17,296,875
      1,635,000    Heftel Broadcasting Corp.*#                       90,333,750
      1,230,000    Metro Networks, Inc.*#                            29,827,500
        220,000    Outdoor Systems, Inc.*                             8,415,000
      2,100,000    Saga Communications, Inc.*#                       38,850,000
        335,000    Telemundo Group, Inc.*                             8,040,000
        180,000    Univision Communication, Inc.*                     7,042,500
        860,000    Young Broadcasting, Inc.*#                        27,950,000
                                                                ---------------
                                                                    284,724,000

                   Real Estate & REIT's (4.57%)
        145,000    Alexander's, Inc.*                                10,204,375
        732,800    Avatar Holdings, Inc.*#                           24,548,800
        280,000    Columbus Realty Trust                              6,370,000
        270,000    Kimco Realty Corp.                                 8,572,500
        212,000    Public Storage, Inc.                               6,201,000
        265,000    Redwood Trust, Inc.                               12,388,750
        360,000    Starwood Lodging Trust                            15,367,500
        140,000    Storage USA, Inc.                                  5,355,000
        315,000    Sun Communities, Inc.                             10,572,188
         80,000    Vornado Realty Trust                               5,770,000
                                                                ---------------
                                                                    105,350,113

                   Retail Trade & Restaurants (7.56%)
      1,260,000    Dollar Tree Stores, Inc.*                         63,472,500
        496,000    Kenneth Cole Productions, Inc. *#                  8,091,000
        260,000    Nine West Group, Inc.*                             9,928,750
        170,000    Petco Animal Supplies, Inc.*                       5,100,000
        140,000    Proffitt's Inc.*                                   6,142,500
      2,185,000    Smart and Final, Inc.#                            53,532,500
        760,000    Stein Mart, Inc.*                                 22,800,000
        125,000    Williams-Sonoma, Inc.*                             5,343,750
                                                                ---------------
                                                                    174,411,000
                   Transportation (0.34%)
        200,000    American Freightways Corp.*                        3,125,000
        420,000    USA Truck, Inc.*                                   4,725,000
                                                                ---------------
                                                                      7,850,000

                   Wholesale Trade (0.90%)
         70,000    Industrie Natuzzi SPA                              1,793,750
        540,000    Libbey, Inc.                                      18,900,000
                                                                ---------------
                                                                     20,693,750

--------------------------------------------------------------------------------
  B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)
Shares or                                                            Market
Principal Amount                                                      Value
--------------------------------------------------------------------------------
Miscellaneous (3.26%)                                            $   75,261,147
                                                                ---------------
Total Common Stocks
 (Cost $1,670,787,541)                                            2,184,367,115
                                                                ---------------
--------------------------------------------------------------------------------
Convertible Preferred (0.48%)
--------------------------------------------------------------------------------

                   Media and Entertainment (0.49%)
    200,000        American Radio Systems
                   Corp. 7% Conv. +
                   (Cost $10,000,000)                                11,200,000

--------------------------------------------------------------------------------
Corporate Bonds (1.81%)
--------------------------------------------------------------------------------
                   Communications (1.54%)
$20,500,000        Intl. CableTel, Inc. 7.25%
                   Conv. Sub. Notes 04/15/2005+                      22,345,000
 14,000,000        Intl. CableTel, Inc. 7.0%
                   Conv. Sub. Notes 06/15/2008                       13,230,000
                                                                ---------------
                                                                     35,575,000
                   Government Services (0.27%)
  5,450,000        Youth Services Intl. Inc. 7.00%
                   Conv. Sub. Deb. 02/01/2006                         6,104,000
                                                                ---------------
Total Corporate Bonds
(Cost $41,352,215)                                                   41,679,000
                                                                ---------------

June 30, 1997 (Unaudited)
                                                                     Market
Principal Amount                                                      Value
--------------------------------------------------------------------------------
 Short Term Money Market Instruments (4.07%)
--------------------------------------------------------------------------------
$93,786,000        Associates Corp. 6.16%
                   Due 07/01/97                                  $   93,786,000
                                                                 --------------
Total Short Term Money Market
  Instruments (Cost $93,786,000)                                     93,786,000
                                                                 --------------
Total Investments
  (Cost $1,815,925,756**)                                         2,331,032,115
                                                                 --------------
Liabilities Less
   Cash and Other Assets                                            (24,803,260)
                                                                 --------------
Net Assets (Equivalent to $41.74 per
  share based on 55,248,765 shares of
  beneficial interest outstanding)                               $2,306,228,855
                                                                 ==============
----------
  % Represents percentage of Net Assets
  + Restricted Securities
  # Affiliated Issuers
  * Non-income producing securities
 ** For Federal income tax purposes the cost basis is  $1,815,802,780.
    Aggregate unrealized appreciation and depreciation of investments are $561,447,008 and $46,217,673, respectively.

--------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)
                                                                    Market
Shares                                                               Value
--------------------------------------------------------------------------------
Common Stocks (96.51%)
--------------------------------------------------------------------------------
                   Amusement and Recreation Services (18.91%)
      2,335,000    Choice Hotels Intl., Inc.*                   $    39,549,063
        140,000    Circus Circus Enterprises, Inc.*                   3,447,500
         80,000    Marcus Corp.                                       1,970,000
        160,000    Mirage Resorts, Inc.*                              4,040,000
        180,000    Sun Intl. Hotels, Ltd.*                            6,648,750
        170,000    Vail Resorts, Inc.*                                4,292,500
                                                                ---------------
                                                                     59,947,813
                   Business Services (4.09%)
        175,000    Robert Half Intl., Inc.*                           8,235,938
        112,500    Stewart Enterprises, Inc. CL A                     4,725,000
                                                                ---------------
                                                                     12,960,938
                   Chemical (1.46%)
        140,000    OM Group, Inc.                                     4,637,500

                   Communications (3.44%)
        640,000    American Mobile Satellite Corp.*                   6,560,000
         20,000    CoreComm, Inc.*                                      345,000
        160,000    NTL, Inc.*                                         3,980,000
                                                                ---------------
                                                                     10,885,000
                   Education (3.30%)
        140,000    Children's Comprehensive Services,
                     Inc.*                                            1,977,500
        175,000    DeVry, Inc.*                                       4,725,000
         58,000    Education Management Corp.*                        1,508,000
         51,000    Learning Tree Intl., Inc.*                         2,263,125
                                                                ---------------
                                                                     10,473,625
                   Energy (0.30%)
         50,000    Cross Timbers Oil Co.                                962,500

                   Financial (10.18%)
        513,000    Charles Schwab Corp.                              20,872,687
        220,000    DVI, Inc.*                                         3,190,000
         50,000    Franklin Resources, Inc.                           3,628,125
        240,000    Medallion Financial Corp.                          4,590,000
                                                                ---------------
                                                                     32,280,812
                   Food and Agriculture (1.46%)
        130,000    Delta and Pine Land Co.                            4,631,250

                   Government Services (3.08%)
        230,000    Corrections Corp. of America*                      9,142,500
         50,000    Youth Services Intl., Inc.*                          606,250
                                                                ---------------
                                                                      9,748,750
                   Health Services (11.64%)
        375,000    Counsel Corp.*                                     5,578,125
        720,000    Manor Care, Inc.                                  23,490,000
        167,500    Pediatric Services of America, Inc.*               3,370,938
        125,000    Quorum Health Group, Inc.*                         4,468,750
                                                                ---------------
                                                                     36,907,813
                   Manufacturing (1.62%)
        190,000    Flextronics Intl. Ltd.*                            5,130,000

--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)
                                                                    Market
Shares                                                               Value
--------------------------------------------------------------------------------
                   Media & Entertainment (8.79%)
        230,000    American Radio Systems Corp. CL A*           $     9,171,250
        200,000    Heftel Broadcasting Corp.*                        11,050,000
        110,000    Metro Networks, Inc.*                              2,667,500
        268,750    Saga Communications, Inc.*                         4,971,875
                                                                ---------------
                                                                     27,860,625
                   Real Estate & REIT's (20.65%)
         16,000    Alexander's, Inc.*                                 1,126,000
         35,000    Avatar Holdings, Inc.*                            1,172,,500
         40,000    Beacon Properties Corp.                            1,332,500
        120,000    Boston Properties, Inc.*                           3,300,000
         90,000    CBL & Associates, Inc.                             2,160,000
        230,000    Columbus Realty Trust                              5,232,500
         35,000    Crescent Real Estate Equities, Co.                 1,111,250
        110,000    Healthcare Realty Trust, Inc.                      3,066,250
         60,000    Highwoods Properties, Inc.                         1,931,250
        120,000    Kimco Realty Corp.                                 3,810,000
        100,000    Pierce Leahy Corp.*                                1,800,000
        170,000    Public Storage, Inc.                               4,972,500
         60,000    Reckson Associates Realty Corp.                    1,380,000
        145,000    Redwood Trust, Inc.                                6,778,750
         90,000    Spieker Properties, Inc.                           3,166,875
        165,000    Starwood Lodging Trust                             7,043,437
        150,000    Storage USA, Inc.                                  5,737,500
        190,000    Sun Communities, Inc.                              6,376,875
         55,000    Vornado Realty Trust                               3,966,875
                                                                ---------------
                                                                     65,465,062
                   Retail Trade & Restaurants (5.71%)
        140,000    Dollar Tree Stores, Inc.*                          7,052,500
        340,000    Smart and Final, Inc.                              8,330,000
         90,000    Stein Mart, Inc.*                                  2,700,000
                                                                ---------------
                                                                     18,082,500
                   Utility Services (1.88%)
        260,000    Southern Union Co.*                                5,947,500
                                                                ---------------
Total Common Stocks
(Cost $238,883,807)                                                 305,921,688
                                                                  -------------

--------------------------------------------------------------------------------
Convertible Preferred (1.41%)
--------------------------------------------------------------------------------
                   Media and Entertainment
         80,000    American Radio Systems 7% Conv.
                   Corp.+
                   (Cost $3,890,000)                                  4,480,000

--------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)
                                                                    Market
Principal Amount                                                     Value
--------------------------------------------------------------------------------
Corporate Bonds (1.86%)
--------------------------------------------------------------------------------
                   Communications (1.28%)
     $2,000,000    Intl. CableTel. Inc. 7.25% Conv. Sub.
                   Notes 4/15/2005+                                  $2,180,000
      2,000,000    Intl. CableTel, Inc. 7.00% Conv. Sub.
                   Notes 6/15/2008                                    1,890,000
                                                                    -----------
                                                                      4,070,000
                   Energy (0.57%)
       1,700,000   Seacor Holdings 5.375% Conv. Due
                   11/15/2006+                                        1,793,500

                   Real Estate & REITs (0.01%)
         36,800    Avatar Holdings, Inc. 8.0% Sr Deb
                   10/01/2000                                            33,212
                                                                    -----------
Total Corporate Bonds
(Cost $5,829,938)                                                    $5,896,712
                                                                    -----------

--------------------------------------------------------------------------------
June 30, 1997 (Unaudited)
                                                                    Market
                                                                     Value
--------------------------------------------------------------------------------
Total Investments
(Cost $248,603,745**)                                               316,298,400
                                                                  -------------
Cash and Other Assets
Less Liabilities                                                        683,359
                                                                  -------------
Net Assets (Equivalent to $21.82
  per share based on 14,525,575
  shares of beneficial interest
  outstanding)                                                     $316,981,759
                                                                  =============
----------
 % Represents percentage of Net Assets
 * Non-Income producing securities
 + Restricted Securities
** For Federal income tax purposes the cost basis is $248,329,944. Aggregate unrealized appreciation and depreciation of investments are $74,206,935 and $6,238,479, respectively.

--------------------------------------------------------------------------------
NOTE

Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 1996 and are subject to change every month. Past performance is not guarantee of future results. The Morningstar 5 star rating is for the overall three-, five, and ten-year period ended June 30, 1997. Baron Asset Fund is ranked in the small-growth category. Morningstar ratings are calculated from the Fund s three-, five- and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and 10% receive one star. Baron Asset Fund received 4 stars for a 3-year period, 5 stars for a 5-year period and 5 stars for a 10-year period.

Baron Growth & Income Fund's ranking is according to Lipper Analytical Services. Lipper ranks funds on net total return. Ranking from inception on January 3, 1995 through June 30, 1997 Baron Growth & Income Fund is number 1 out of 408 growth & income funds.

Investors Business Daily' s rankings are based on 36 month performance versus all other mutual funds and recalculates each month on a total return basis, including dividends and capital gains. The top 5% of funds are rated A+, the top 10% are A, the top 15% are A-, the top 20% are B+, the top 25% are B, the top 30% are B-, the top 35% are C+, the top 40% are C, the top 45% are C-, the top 50% are D+, the top 60% are D, the top 70% are D-, and below 70% are E.

Fortune ranked Baron Asset Fund number 1 of small cap funds for a five years period ending June 30, 1997, net of annual expenses, brokerage costs and sales loads. The returns were provided by Morningstar (see above). Fortune used only diversified funds in existence for at least five years with the same manager for the full five year period. The funds had to be open to new investors, be available in at least 25 states, have a minimum investment of less than $25,000, and hold at least $25 million in net assets. The total number of funds used in all the categories was 225.

                                                                           3QR97